UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 23, 2008

PHILLIPS-VAN HEUSEN CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-07572	13-1166910
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
200 Madison Avenue, New York, New York		10016
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code  (212)-381-3500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

     (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

     (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 23, 2008, Phillips-Van Heusen Corporation (the “Company”) entered into amended and restated employment agreements with Emanuel Chirico, Chief Executive Officer; Michael Shaffer, Executive Vice President and Chief Financial Officer; Allen Sirkin, President and Chief Operating Officer; Francis K. Duane, Vice Chairman, Wholesale; and Michael Zaccaro, Vice Chairman, Retail, and Calvin Klein, Inc., a wholly owned subsidiary of the Company, entered into an amended and restated employment agreement with Paul Thomas Murry, President and Chief Operating Officer of Calvin Klein, Inc.  The foregoing individuals are the current executive officers of the Company who are the “named executive officers” of the Company pursuant to Item 402(a)(3) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended.

The amended and restated employment agreements were entered into principally to bring the existing agreements with the named executives into documentary compliance with Section 409A of the Internal Revenue Code of 1986, as amended, and the related regulations and other guidance promulgated thereunder (“Section 409A”).  The amendments also provide for changes to the definition of cause and the legal fees provision to make them uniform for all of the named executive officers and the other members of the senior executive group who have employment agreements, clarify certain of the executives’ duties under the agreements and modify the formula used for calculating severance if the executive officers are terminated by the Company without “cause” or if they terminate their employment for “good reason.”

The following is a summary of the material terms and conditions of the amended and restated employment agreements:

Emanuel Chirico

Mr. Chirico’s amended and restated employment agreement outlines the compensation and benefits to be paid to him.  The agreement provides for annual review of his salary (currently $1,000,000 per year) and permits upward adjustments of salary.  In addition, the agreement outlines Mr. Chirico’s rights to severance upon termination of employment.  Generally, he is entitled to severance only if his employment is terminated by the Company without “cause” or if he terminates his employment for “good reason.”  “Cause” is generally defined as (1) gross negligence or willful misconduct in Mr. Chirico’s performance of the material responsibilities of his position, which results in material economic harm to the Company or its affiliates or in reputational harm causing demonstrable injury to the Company or its affiliates; (2) Mr. Chirico’s willful and continued failure to perform substantially his duties (other than any such failure resulting from incapacity due to physical or mental illness); (3) Mr. Chirico’s conviction of, or plea of guilty or nolo contendere to, a felony within the meaning of U.S. Federal, state or local law (other than a traffic violation); (4) Mr. Chirico’s having willfully divulged, furnished or made accessible any confidential information (as defined); or (5) any act or failure to act by Mr. Chirico, which, under the provisions of applicable law, disqualifies him from acting in his position.  “Good reason” is generally defined as (i) the assignment to Mr. Chirico of any duties inconsistent in any material respect with his position or any other action that results in a material diminution in such position; (ii) a reduction of base salary; (iii) the taking of any action that substantially diminishes (A) the aggregate value of Mr. Chirico’s total compensation opportunity, and/or (B) the aggregate value of the employee benefits provided to him; (iv) requiring that Mr. Chirico’s services be rendered primarily at a location or locations more than 35 miles from the Company’s principal executive offices; (v) solely after a change in control of the Company, a change in the Chairman of the Company’s Board of Directors such that neither the person holding such position nor Mr. Chirico, is serving as the Chairman at any time during the one-year period following such change in control (other than as a result of such person’s cessation of service due to death or disability); or (vi) the Company’s failure to require any successor to assume expressly and agree to perform Mr. Chirico’s employment agreement.

In the event of a termination of employment without cause or for good reason (other than during the two-year period after a change in control), Mr. Chirico is entitled to two times the sum of his base salary plus an amount equal to the bonus that would be payable if “target” level performance were achieved in respect of the fiscal year during which the termination occurs.  All such payments are payable in accordance with the Company’s payroll schedule in 48 substantially equal installments.  The agreement provides that during the two-year period following Mr. Chirico’s termination of employment without cause or for good reason (other than during the two-year period after a change in control), medical, dental, life and disability insurance coverages are continued for Mr. Chirico (and his family, to the extent participating prior to termination of employment), subject to cessation if he obtains replacement coverage from another employer (although there is no duty to seek employment or mitigate damages).  Mr. Chirico is required to pay the active employee rate, if any, for such insurance coverages.  Mr. Chirico also is entitled to severance upon the termination of his employment by the Company without cause or by him for good reason within two years after a change in control of the Company (as defined in the agreement).  In either such case, he will receive an aggregate amount equal to three times the sum of his base salary plus an amount equal to the bonus that would be payable if “target” level performance were achieved in respect of the fiscal year during which the termination occurs plus an amount equal to the average annual cash awards (if any) paid to and/or accrued with respect to him during the two completed fiscal years of the Company immediately preceding the date of termination under the Company’s Long Term Incentive Plan.  This amount will be paid in a lump sum, if the change in control constitutes a “change in the ownership” or a “change in the effective control” of the Company or a “change in the ownership of a substantial portion of a corporation’s assets” (each within the meaning of Section 409A).  This amount will be paid in 72 substantially equal payments, if the change in control does not constitute a “change in the ownership” or a “change in the effective control” of the Company or a “change in the ownership of a substantial portion of a corporation’s assets” under Section 409A.  Mr. Chirico also receives comparable medical, dental, life and disability insurance coverage for himself and his family for the three years after such a termination.  In addition, if any payments, entitlements or benefits received by Mr. Chirico under his agreement or otherwise are subject to the excise tax on excess parachute payments, he is entitled to an additional payment to restore him to the after-tax position that he would have been in if the excise tax had not been imposed.  The agreement also includes certain restrictive covenants in favor of the Company, including provisions regarding the use of confidential information, non-competition, non-interference with business relationships and non-solicitation of employees.

Michael Shaffer

Mr. Shaffer’s amended and restated employment agreement outlines the compensation and benefits to be paid to him during his employment.  The agreement provides for an annual review of his salary (currently $475,000 per year) and permits upward adjustments of salary.  In addition, the agreement outlines Mr. Shaffer’s rights to severance upon termination of employment.  Generally, he is entitled to severance only if employment is terminated by the Company without “cause” or if he terminates his employment for “good reason.”  The definition of “cause” under Mr. Shaffer’s agreement is substantially the same as under Mr. Chirico’s employment agreement.  “Good reason” is generally defined as (i) the assignment to Mr. Shaffer of any duties inconsistent in any material respect with his position or any other action that results in a material diminution in such position; (ii) a reduction of base salary; (iii) the taking of any action that substantially diminishes (A) the aggregate value of Mr. Shaffer’s total compensation opportunity, and/or (B) the aggregate value of the employee benefits provided to him; (iv) requiring that Mr. Shaffer’s services be rendered primarily at a location or locations more than 75 miles from the Company’s principal executive offices; or (v) the Company’s failure to require any successor to assume expressly and agree to perform Mr. Shaffer’s employment agreement.

In the event of a termination of employment without cause or for good reason (other than during the two-year period after a change in control), Mr. Shaffer is entitled to one and a half times the sum of his base salary plus an amount equal to the bonus that would be payable if “target” level performance were achieved in respect of the fiscal year during which the termination occurs.  All such payments are payable in accordance with the Company’s payroll schedule in 36 substantially equal installments.  The agreement provides that during the 18-month period following Mr. Shaffer’s termination of employment without cause or for good reason (other than during the two-year period after a change in control), medical, dental, life and disability insurance coverage are continued for Mr. Shaffer (and his family, to the extent participating prior to termination of employment), subject to cessation if he obtains replacement coverage from another employer (although there is no duty to seek employment or mitigate damages).  Mr. Shaffer is required to pay the active employee rate, if any, for such coverage.  Mr. Shaffer also is entitled to severance upon the termination of his employment by the Company without cause or by him for good reason within two years after a change of control of the Company (as defined in the agreement).  In either such case, Mr. Shaffer would receive an aggregate amount equal to two times the sum of his base salary plus an amount equal to the bonus that would be payable if “target” level performance were achieved in respect of the fiscal year during which the termination occurs.  This amount will be paid in a lump sum, if the change in control constitutes a “change in the ownership” or a “change in the effective control” of the Company or a “change in the ownership of a substantial portion of a corporation’s assets” (each within the meaning of Section 409A).  This amount will be paid in 48 substantially equal payments, if the change in control does not constitute a “change in the ownership” or a “change in the effective control” of the Company or a “change in the ownership of a substantial portion of a corporation’s assets” under Section 409A.  Mr. Shaffer also receives comparable medical, dental, life and disability insurance coverage for himself and his family for a two-year period after such a termination.  In addition, if any payments, entitlements or benefits received by Mr. Shaffer under his agreement are subject to the excise taxes on excess parachute payments, he is entitled to an additional payment to restore him to the after-tax position that he would have been in if the excise tax had not been imposed.  The agreement also includes certain restrictive covenants in favor of the Company, including provisions regarding the use of confidential information, non-competition, non-interference with business relationships and non-solicitation of employees.

Allen Sirkin

Mr. Sirkin’s amended and restated employment agreement outlines the compensation and benefits to be paid to him during his employment.  Mr. Sirkin’s agreement expires on the date of the Company’s annual meeting of stockholders in 2011.  Mr. Sirkin’s annual base salary, which is currently $910,000, will increase to $950,000 effective June 1, 2009 and to $1,000,000 effective June 1, 2010.  Additionally, Mr. Sirkin will be granted awards of restricted stock units, each with a fair market value on the date of grant of at least $1,250,000, on the dates in calendar year 2009 and 2010 that annual grants of equity awards are made to the other executive officers of the Company, provided that Mr. Sirkin is employed in his current position on each such date.  These grants will be on substantially the same terms and conditions as the awards of restricted stock units previously made to the Company’s executive officers and are in lieu of, and not in addition to, the annual grants of stock options and restricted stock units that Mr. Sirkin might otherwise have been granted consistent with past practice.  In addition, the agreement outlines his rights to severance upon termination of employment.  Generally, he is entitled to severance only if employment is terminated by the Company without “cause” or if he terminates his employment for “good reason.”   The definitions of “cause” and “good reason” under Mr. Sirkin’s agreement are substantially the same as under Mr. Chirico’s employment agreement, other than for the exclusion of clause (v) of the good reason definition.

In the event of a termination of employment without cause or for good reason (other than during the two-year period after a change in control) he is entitled to two times the sum of his base salary plus an amount equal to the bonus that would be payable if “target” level performance were achieved in respect of the fiscal year during which the termination occurs.  All such payments are payable in accordance with the Company’s payroll schedule in 48 substantially equal installments.  The agreement provides that during the period in which severance is paid  following Mr. Sirkin’s termination of employment without cause or for good reason (other than during the two-year period after a change in control), medical, dental, life and disability insurance coverage are continued for Mr. Sirkin (and his family, to the extent participating prior to termination of employment), subject to cessation if he obtains replacement coverage from another employer (although there is no duty to seek employment or mitigate damages).  Mr. Sirkin is required to pay the active employee rate, if any, for such coverage.  Mr. Sirkin also is entitled to severance upon the termination of his employment by the Company without cause or by him for good reason within two years after a change of control of the Company (as defined in the agreement).  In either such case, Mr. Sirkin will receive an aggregate amount equal to two times the sum of his base salary plus an amount equal to the bonus that would be payable if “target” level performance were achieved in respect of the fiscal year during which the termination occurs.  This amount will be paid in a lump sum, if the change in control constitutes a “change in the ownership” or a “change in the effective control” of the Company or a “change in the ownership of a substantial portion of a corporation’s assets” (each within the meaning of Section 409A).  This amount will be paid in 48 substantially equal payments, if the change in control does not constitute a “change in the ownership” or a “change in the effective control” of the Company or a “change in the ownership of a substantial portion of a corporation’s assets” under Section 409A.  Mr. Sirkin also receives comparable medical, dental, life and disability insurance coverage for himself and his family for a two-year period after such a termination.  In addition, if any payments, entitlements or benefits received by Mr. Sirkin under his agreement are subject to the excise taxes on excess parachute payments, he is entitled to an additional payment to restore the executive to the after-tax position that he would have been in if the excise tax had not been imposed.  The agreement also includes certain restrictive covenants in favor of the Company, including provisions regarding the use of confidential information, non-competition, non-interference with business relationships and non-solicitation of employees.

Francis K. Duane, Paul Thomas Murry and Michael Zaccaro

The amended and restated employment agreements entered into with each of Messrs. Duane, Murry and Zaccaro outline the compensation and benefits to be paid to these executives during their employment.   The agreements provide for an annual review of their respective salaries (currently $800,000 per year for Mr. Duane, $850,000 for Mr. Murry and $750,000 for Mr. Zaccaro) and permits upward adjustments of salary.  In addition, the agreements outline the executives’ rights to severance upon termination of employment.  Generally, each of them is entitled to severance only if employment is terminated by the Company without cause or if he terminates his employment for “good reason.”  The definitions of “cause” and “good reason” under these executives’ agreements are substantially the same as under Mr. Chirico’s employment agreement, other than for the exclusion of clause (v) of the good reason definition.

Each of these executives is entitled to one and a half times the sum of his base salary plus an amount equal to the bonus that would be payable if “target” level performance were achieved in respect of the fiscal year during which the termination occurs in the event of a termination of employment without cause or for good reason (other than during the two-year period after a change in control).  All such payments are payable in accordance with the Company’s payroll schedule in 36 substantially equal installments.  The agreement provides that during the 18-month period following an executive’s termination of employment without cause or for good reason (other than during the two-year period after a change in control), medical, dental, life and disability insurance coverage are continued for such executive (and his family, to the extent participating prior to termination of employment), subject to cessation if the executive obtains replacement coverage from another employer (although there is no duty to seek employment or mitigate damages).  The executives are required to pay the active employee rate, if any, for such coverage.    The executives also are entitled to severance upon the termination of their employment by the Company without cause or by the executive for good reason within two years after a change of control of the Company (as defined in the agreements).  In either such case, the executive will receive an aggregate amount equal to two times the sum of his base salary plus an amount equal to the bonus that would be payable if “target” level performance were achieved in respect of the fiscal year during which the termination occurs (or the prior fiscal year if bonus levels have not yet been established for the year of termination).  This amount will be paid in a lump sum, if the change in control constitutes a “change in the ownership” or a “change in the effective control” of the Company or a “change in the ownership of a substantial portion of a corporation’s assets” (each within the meaning of Section 409A).  This amount will be paid in 48 substantially equal payments, if the change in control does not constitute a “change in the ownership” or a “change in the effective control” of the Company or a “change in the ownership of a substantial portion of a corporation’s assets” under Section 409A.  The executive also receives comparable medical, dental, life and disability insurance coverage for himself and his family for a two-year period after such a termination.  In addition, if any payments, entitlements or benefits received by an executive under his agreement are subject to the excise taxes on excess parachute payments, the executive is entitled to an additional payment to restore the executive to the after-tax position that he would have been in if the excise tax had not been imposed.  The agreements also include certain restrictive covenants in favor of the Company, including provisions regarding the use of confidential information, non-competition, non-interference with business relationships and non-solicitation of employees.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHILLIPS-VAN HEUSEN CORPORATION

By:  /s/ Mark D. Fischer

Mark D. Fischer, Senior Vice President

Date: December 24, 2008